The FirstMerit Opportunity The FirstMerit Opportunity Barclays Capital GLOBAL FINANCIAL SERVICES CONFERENCE SEPTEMBER 13 - 14, 2011 | HILTON NEW YORK, NEW YORK CITY Exhibit 99.1

• Strong Platform
Solid capital position
Strong balance sheet
Credit discipline
Consistent quarterly profits
• Franchise Positioned for Organic Growth
Market leadership in core markets
Opportunity to expand the franchise
Focused on Shareholder Returns
The FirstMerit Opportunity

FirstMerit Overview
• Headquarters: Akron, Ohio
• Employees (FTE): 3,028
• Founded: 1845
• Assets: $14.3 Billion*
4th largest Ohio bank/ 38th largest U.S. bank
• Ticker: FMER (NASDAQ)
Source: SNL Financial
*Total Assets as of 6/30/11

Chicago Expansion Chicago Expansion 4

• Chicago
–
provides dense population and
positive growth demographics
• 3rd largest MSA in U.S.
• Favorable competitive dynamics in the small
business and middle market banking areas
• Senior FirstMerit executives have extensive
market knowledge
• Follow-on acquisition opportunities exist in
greater Chicago

Positioning FirstMerit’s Franchise for Long Term Growth

FIRST BANK

George Washington
SAVINGS BANK
Founded 1889

Midwest Bank
THE BANK WHERE YOU BELONG

FIRSTMERIT

Assets: $415 mm
Deposits: $1.2 bn
Branches: 24
February 2010
Assets: $420 mm
Deposits: $393 mm
Branches: 4
February 2010
Assets: $3.0 bn
Deposits: $2.3 bn
Branches: 26
May 2010
Premium Paid to
Total Deposits
2.2%
8.0%
18.8%
Source: SNL Financial.
(1) Represents the net premium paid by FirstMerit for its three Chicago area acquisitions.
(2) Average of 4 branch transactions in the Chicago MSA since 9/30/04.
(3) Average of 40 bank and thrift transactions in the Chicago MSA since 9/30/04 (excludes jumbo deposits).
Building a Strategic Franchise in Chicago
Attractively priced strategic franchise

FirstMerit – Chicago Acquisitions (1)
Chicago Branch Transactions (2)
Chicago Bank and Thrift Transactions (3)

Paul Greig,
CEO
Bill Richgels,
CCO
Peter Gillespie,
Regional
President
Chicago market experience Years
JPMorgan Chase / Bank One / First Chicago NBD
American National Bank
FNW Bancorp
First Midwest Bank
Continental Illinois National Bank
First Bank
JPMorgan Chase / Bank One / First Chicago NBD
American National Bank
NBD
29 years
25 years
21 years
Experienced Leadership Team with Chicago Roots
Charter One Bank
JPMorgan Chase / Bank One / First Chicago NBD
American National Bank

• Successful conversion completed in early October
Seamless conversion of three franchises in 2010
Conversion of Midwest Bank and Trust follows completion of George Washington Savings
Bank and First Bank branch acquisitions
• Smooth transition from announcement to conversion
Midwest Bank and Trust opened for business as usual on Saturday
FirstMerit  ambassadors in each branch to ensure smooth transition
• Dedicated team executed integration process
Branch integration
Product and sales management
Credit risk management
Information technology
Successful Integration

Retail Branches
Commercial Branches
Lake Michigan
Zion
Gurnee
Grayslake
McHenry
Union
Algonquin
North Barrington
Long Grove
Buffalo Grove
Northbrook
Inverness
Elgin
Arlington Heights
Mt Prospect
Glenview
Des Plaines
Niles
Elk Grove Village
Roselle
Harwood Heights
Bensenville
Bloomingdale
Norridge
Lakeview
Addison St.
Pulaski
Elmhurst
Melrose Park
Elmwood Park
Bucktown
N. Clark St.
Villa Park
Hillside
Van Buren St.
Cicero
W. 47th
Aurora
Naperville
Hinsdale
Downers Grove
Western Springs
Oak Lawn
Willow Springs
Bolingbrook
Palos Heights
Orland Park
Frankfort

FIRSTMERIT

Chicago franchise Chicago MSA franchise demographics *
Source: SNL Financial. data as of 6/30/10.
Positions FirstMerit’s Franchise for Long Term Growth

• • Branch network conveniently located Branch network conveniently located across greater Chicago MSA across greater Chicago MSA
• • Market provides organic growth Market provides organic growth opportunities opportunities
Population
9,756,941
Households
3,500,698
Projected
population
2.97%
Median
household
income
$66,618
Projected
household
income
4.83%
growth (’09-’14)
growth (’09-’14)
(2009)
(2009)
(2009)

Financial Performance 10

History of Superior Performance…
History of Superior Performance…
Financial Performance
2008 2008
FirstMerit FirstMerit Peers Peers
Net Interest
Margin
3.72% 3.72% 3.62% 3.62%
Net Charge-Offs/
Average Loans
0.68% 0.68% 0.98% 0.98%
ROAA 1.13% 1.13% 0.07% 0.07%
ROAE 12.76% 12.76% 1.61% 1.61%
2009 2009
FirstMerit FirstMerit Peers Peers
3.58% 3.58% 3.51% 3.51%
1.22% 1.22% 2.00% 2.00%
0.76% 0.76% -0.85%
-0.85%
0.85%
8.09% 8.09% -7.13%
-7.13%
7.13%
Relative to Peers
Source: SNL Financial
Peer Group Includes: Huntington, Associated, Fulton Financial, TCF Financial, Citizens Banking, Park National,
First Commonwealth Financial, Old National, MB Financial and FNB

...Continued in 2010
...Continued in 2010
Financial Performance
2010 2010
FirstMerit FirstMerit Peers Peers
3.97% 3.97% 3.70% 3.70%
1.23% 1.23% 2.29% 2.29%
0.76% 0.76% 0.25% 0.25%
7.82% 7.82% 2.51% 2.51%
Relative to Peers
2009 2009
FirstMerit FirstMerit Peers Peers
Net Interest
Margin
3.58% 3.58% 3.51% 3.51%
Net Charge-Offs/
Average Loans
1.22% 1.22% 2.00% 2.00%
ROAA 0.76% 0.76% -0.85%
-0.85%
0.85%
ROAE 8.09% 8.09% -7.13%
-7.13%
7.13%
Source: SNL Financial
Peer Group Includes: Huntington, Associated, Fulton Financial, TCF Financial, Citizens Banking, Park National,
First Commonwealth Financial, Old National, MB Financial and FNB

2007
Peers '07
2008
Peers '08
2009
Peers '09
2010
Peers '10
YTD 6/30/11
Peers YTD 6/30/11

FIRSTMERIT

• • Primary Focus of Entire Primary Focus of Entire
Management Team and Management Team and
Organization Organization
• • Aligned Incentives Aligned Incentives
• • Hired Chief Credit Officer and Hired Chief Credit Officer and
Added other Key Personnel Added other Key Personnel
• • Active Internal Focus on Credit Active Internal Focus on Credit
Quality Quality
• • Ongoing Comprehensive Internal Ongoing Comprehensive Internal
and External Review of Portfolio and External Review of Portfolio
• • Implementing Initiatives for Implementing Initiatives for
Ongoing Credit Improvement Ongoing Credit Improvement
Actions to Sustain Improved Performance
Actions to Sustain Improved Performance
Credit Quality Initiatives
Net charge-offs
Lead to Superior Credit Quality
Source: SNL Financial
Peer Group Includes: Huntington, Associated, Fulton Financial, TCF Financial, Citizens Banking, Park National,
First Commonwealth Financial, Old National, MB Financial and FNB
0.40%
0.43%
0.68%
0.98%
1.22%
2.00%
1.23%
2.29%
0.94%
2.13%

Quarter-end
Quarter-end
FMER
FMER
6/30/11
6/30/11
Peers’
Peers’
6/30/11
6/30/11
Net charge-offs/
Net charge-offs/
Average Loans
Average Loans
Allowance for Credit Losses/
Allowance for Credit Losses/
Nonperforming Loans
Nonperforming Loans
0.89%
0.89%
158%
158%
1.95%
1.95%
78%
78%
Loans/Deposits
Loans/Deposits
79%
79%
91%
91%
Balance Sheet Strength
Balance Sheet Strength
Source: SNL Financial
Peer Group Includes: Huntington, Associated, Fulton Financial, TCF Financial, Citizens Banking, Park National,
First Commonwealth Financial, Old National, MB Financial and FNB

1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11

Margin Historical Performance
• • The margin has remained fairly The margin has remained fairly constant throughout interest rate constant throughout interest rate cycle cycle
Margin Stability
Margin Stability
3.74%
3.66%
3.71%
3.76%
3.73%
3.74%
3.70%
3.73%
3.80%
3.78%
3.68%
3.58% 3.58%
3.62%
3.61%
3.66%
3.60%
3.69%
3.78%
3.82%
3.53%
3.56%
3.61%
3.64%
3.72%
4.02%
3.96%
4.14%
4.00%
3.77%
0%
1%
2%
3%
4%
5%
NIM
FedFunds

The FirstMerit Growth Opportunity The FirstMerit Growth Opportunity

FirstMerit Value Proposition
FirstMerit Value Proposition
•
•
Local delivery of relationship banking
Local delivery of relationship banking
Regional structure supports close client relationship Regional structure supports close client relationship
Institutionalization of key relationships with regional CEOs Institutionalization of key relationships with regional CEOs
•
•
Local decision making
Local decision making
Access to decision makers/senior management Access to decision makers/senior management
Credit authority appropriate to regions Credit authority appropriate to regions
Enables prompt response on credit decisions Enables prompt response on credit decisions
•
•
Strong sales and service orientation
Strong sales and service orientation
Motivated and empowered bankers Motivated and empowered bankers
•
•
Consultative, agile and efficient approach to banking
Consultative, agile and efficient approach to banking
Product parity with larger bank competitors Product parity with larger bank competitors
•
•
Deep community involvement
Deep community involvement
Local advisory boards Local advisory boards

Comptroller of the Currency
Administrator of National Banks
US Department of the Treasury

EXCELLENCE IN BUSINESS BANKING™
GREENWICH
BUSINESS BANKING AWARD
BRANCH SERVICE

EXCELLENCE IN BUSINESS BANKING™
GREENWICH
BUSINESS BANKING AWARD
CUSTOMER SATISFACTION

FIRSTMERIT®

• • Strong Management Experience Strong Management Experience
(avg. 25 yrs) (avg. 25 yrs)
• • Diverse Customer Base Diverse Customer Base
• • Strong Customer Service Model Strong Customer Service Model
• • Strong Deposit Gathering Abilities Strong Deposit Gathering Abilities
• • $6.3bn Loan Portfolio $6.3bn Loan Portfolio
• • High ROE Small Business Banking High ROE Small Business Banking
Unit Unit
• • Middle Market, Business Banking, Middle Market, Business Banking,
CRE, Asset Based Lending, Public CRE, Asset Based Lending, Public
Funds, Oil and Gas, Card Services-
Merchant, Capital Markets, Merchant, Capital Markets,
Treasury Management, Skilled Treasury Management, Skilled
Care, Dealer Services, SBA Care, Dealer Services, SBA
Commercial Banking:
Commercial Banking:
Superior Service Model
Superior Service Model
Service Awards and Ratings Overview
• Awarded “Outstanding” rating for
performance under the Community performance under the Community
Reinvestment Act Reinvestment Act
– – January, 2010 January, 2010

• • Concentrated branch network Concentrated branch network
207 branches in Ohio, 207 branches in Ohio,
Western Pa. and Chicago Western Pa. and Chicago
#1 Market Share in Akron #1 Market Share in Akron
#2 Market Share in Canton #2 Market Share in Canton
• • Customer Service Culture Customer Service Culture
• • Full Suite of Traditional Retail Full Suite of Traditional Retail
Banking Products Banking Products
Profitable Merchant, Debit Profitable Merchant, Debit
and Credit Card and Credit Card
Businesses Businesses
Overview
Committed to Superior Customer Service
Consumer Banking:
Consumer Banking:
Broad Services and Customer Satisfaction
Broad Services and Customer Satisfaction
• • Awarded highest customer Awarded highest customer
satisfaction in Ohio by             satisfaction in Ohio by
JD Power & Associates              JD Power & Associates
in 2011 in 2011
5th consecutive year 5th consecutive year
• • Providing Strong Results Providing Strong Results
3 consecutive years of net 3 consecutive years of net
DDA household growth DDA household growth
90% retention rate 90% retention rate
#1 in Ohio #1 in Ohio

• Strong Complement with Owner-
Managed Business Managed Business
• • High ROE Business High ROE Business
• • Assets under management and Assets under management and
administration: $5.9bn administration: $5.9bn
• • Loans: $261mm Loans: $261mm
• • Deposits: $637mm Deposits: $637mm
• • Expansive Product Suite Expansive Product Suite
Investment management Investment management
Estate and succession planning Estate and succession planning
Private banking (credit/deposit Private banking (credit/deposit services) services)
Trust services Trust services
Financial and tax planning Financial and tax planning
Insurance services Insurance services
Brokerage services Brokerage services
Employee benefits (401-k, Pension)
Wealth Management:
Wealth Management:
Comprehensive Array of Services
Comprehensive Array of Services
• Cross-Selling Initiatives with
Commercial / Consumer Banking Commercial / Consumer Banking
Strong customer retention tool Strong customer retention tool
Focused on capturing customer Focused on capturing customer
liquidity events liquidity events
Wealth Penetration Overview
29.0%
31.7%
37.0%
41.0%
41.1%
2Q08 4Q08 2Q09 4Q10 1Q11
% of commercial customers using wealth management services % of commercial customers using wealth management services
Loans, deposits and assets under management at 3/31/11

•
• Strong platform
Strong platform
Organizational enhancements
Organizational enhancements
Improved credit
Improved credit
Solid capital position
Solid capital position
•
• Franchise positioned for organic growth
Franchise positioned for organic growth
Market leadership in core markets
Market leadership in core markets
Opportunity to expand the franchise
Opportunity to expand the franchise
Focused on Shareholder Returns
Focused on Shareholder Returns
The FirstMerit Opportunity
The FirstMerit Opportunity